UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2010

Smartmetric, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-118801 (Commission File Number)	05-0543557 (I.R.S. Employer Identification No.)

1150 Kane Concourse, Suite 400 Bay Harbor Islands, FL 33154 (Address of principal executive offices) (zip code)

(305) 495-7190 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On July 27, 2010, Smartmetric, Inc. (the “Company”) filed a second amended complaint (the “Amended Complaint”) in the United States District Court, Central District of California (the “Court”), Case No. 2:10-cv-01864, against MasterCard, Inc. and Visa, Inc. (collectively, the “Defendants”) alleging patent infringement on the Company’s patent, U.S. Patent 6,792,464 (the “’464 Patent”).  On August 12, 2010, Defendants filed a Joint Motion to Dismiss the Company’s Amended Complaint.  On September 16, 2010, the Court denied Defendants’ Motion to Dismiss.

On November 10, 2010, the Company and Defendants filed a joint stipulation to continue deadline for filing joint scheduling report to the Court (the “Stipulation”) to postpone the deadline for filing the joint scheduling report from November 10, 2010 to November 30, 2010.  A copy of the Stipulation is attached hereto as exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

99.1	Stipulation to Continue Deadline for Filing Joint Scheduling Report, filed November 10, 2010 in the United States District Court, Central District of California.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2010	SMARTMETRIC, INC.

	By:	/s/ Colin Hendrick
Name: Colin Hendrick
Title: Chief Executive Officer

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